Better Lives. Better Planet.SM This presentation is the Confidential work product of Pall Corporation and no portion of this presentation may be copied, published, performed, or redistributed without the express written authority of a Pall corporate officer © 2012 Pall Corporation © 2012 Pall Corporation Q1 FY 2013 Financial Results November 29, 2012 Exhibit 99.2

2 The matters discussed in this presentation contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Results for the first quarter of fiscal year 2013 are preliminary until the Company's Form 10-Q is filed with the Securities and Exchange Commission on or before December 10, 2012. Forward-looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management’s expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward- looking statements. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors. The Company’s forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I–Item 1A.–Risk Factors in the 2012 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of legislative, regulatory and political developments globally; the impact of the uncertain global economic environment; the extent to which adverse economic conditions may affect the Company’s sales volume and results; demand for the Company’s products and business relationships with key customers and suppliers, which may be impacted by their cash flow and payment practices; delays or cancellations in shipments; the Company’s ability to develop and commercialize new technologies or obtain regulatory approval or market acceptance of new technologies; the Company’s ability to enforce patents and protect proprietary products and manufacturing techniques; increase in costs of manufacturing and operating costs; the Company’s ability to achieve and sustain the savings anticipated from its structural cost improvement initiatives; volatility in foreign currency exchange rates, interest rates and energy costs and other macroeconomic challenges currently affecting the Company; the Company’s ability to meet its regulatory obligations; costs and outcome of pending or future claims or litigation; the Company’s ability to comply with environmental, health and safety laws and regulations; changes in product mix, market mix and product pricing, particularly relating to the expansion of the systems business; the effect of a serious disruption in the Company’s information systems; fluctuations in the Company’s effective tax rate; the Company’s ability to successfully complete or integrate any acquisitions; competition, including the impact of pricing and other actions by competitors; the effect of litigation and regulatory inquiries associated with the restatement of the Company’s prior period financial statements; the Company’s ability to attract and retain management talent or the loss of members of its senior management team; the effect of the restrictive covenants in the Company’s debt facilities; and the effect of product defects and recalls. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise. Management uses certain non-GAAP measurements to assess the Company’s current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company’s GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company’s financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures used throughout this presentation to the most directly comparable GAAP measures appear at the end of this presentation in the Appendix and are also available on Pall’s website at www.pall.com/investor. Forward-Looking Statements

3 Conference Call Replay Info  Toll-Free: 855.859.2056  International: 404.537.3406  Conference ID: 68728759  Internet: www.pall.com/investor

4 Agenda  Q1 Financial Performance  FY 2013 Outlook Update  Q&A All remarks in this presentation are on a “Continuing Operations” basis, which excludes the results of the Blood product line divestiture, unless indicated otherwise.

5 Q1 Overview  Continued performance in Life Sciences  Slower Industrial end-markets  Impact of cost savings initiatives and productivity improvements  Ramp up focused R&D spend Team responded well to Pall Industrial sluggish demand

6 Life Sciences Consumables $276 +4.0% Industrial Consumables $276 -3.4% Industrial Systems $52 -4.3% Life Sciences Systems $24 +2.1% 44% 44% 8% 4% First Quarter Sales by Segment Life Sciences: $300 (+3.8%) Industrial: 328 (-3.5%) Total Sales: $628 (-0.1%) Dollars in millions Percentages outside pie charts represent sales change excluding FX Percentages inside pie charts represent percent of total sales

7 Life Sciences Q1 FY 2013 Sales & Orders Sales Consumables  BioPharmaceuticals +7.0% − Strength in the biotech sector  Food and Beverage -3.1% − Up slightly excluding Italy divestiture − Sluggishness in beer and wine production levels  Medical -0.5% Systems  Increase in BioPharm largely offset by Food & Beverage reduced CapEx spend  Food & Beverage low margin systems rationalization Orders Consumables  Reflects strength in the biotech sector Systems  Reflects strength in the biotech sector  Food & Beverage reduced CapEx spend Dollars in millions, discussion of sales and orders changes exclude FX Sal Q1 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 276 -0.5% 4.0% Systems 24 -1.5% 2.1% Total Life Sci ces $ 300 -0.6% 3.8%Orders Q1 FY 2013 YoY Change YoY Change Excluding FX Consumable $ 289 2.6% 7.3% Systems 21 -20.9% -17.7% Total Life Sci nces $ 310 0.6% 5.1%

8 Industrial Q1 FY 2013 Sales & Orders Sales Consumables  Process Technologies -3.6% − Decreased sales to Machinery & Equipment OEMs − Increased sales in Energy Market  Aerospace +2.7% − Military sales were flat and Commercial +5.0%  Microelectronics -7.3% − Low utilization rate at chip makers − Weakness in customer end markets Systems  Weakness in Municipal Water as customers delay projects and reduce spend Orders Consumables  Weakness across most markets  Commercial Aerospace +32% Systems  Weakness in Energy and Municipal Water Dollars in millions, discussion of sales and orders changes exclude FX Sales Q1 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 276 -6.0% -3.4% Systems 52 -7.6% -4.3% Total Indus rial $ 328 -6.3% -3.5%Orders Q1 FY 2013 YoY Change YoY Change Excluding FX Consumables $ 258 -13.3% -10.6% Systems 45 -27.4% -26.0% Total Industrial $ 303 -15.7% -13.3%

9 $0 $100 $200 $300 FY 12 FY 13 FY 12 FY 13 FY 12 FY 13$211 $187 -10.6% $259 $239 -0.7% $197 $187 -3.9% Q1 FY 2013 Sales & Orders by Region Dollars in millions Sales and orders changes exclude FX Americas Sales  Mature markets grew ~ +5% (+2% organic growth)  Latin America ~ -20% Orders  Orders in mature markets down  Latin America orders flat Europe Sales  Emerging markets ~ +11% Orders  Emerging markets ~ -15% Asia Sales  Microelectronics market weakness  Overall weakness in industrial sectors Orders  Consumables -2%  Systems -13% Asia Europe Americas Orders $0 $100 $200 $300 FY 12 FY 13 FY 12 FY 13 FY 12 FY 13$200 $203 +2.1% $253 $242 +3.4% $198 $183 -6.8% Sales

10 Revenue % Growth Excluding FX Q1 FY 2012 Q1 FY 2013 Financial Summary (a) See Reconciliation of Non-GAAP Financial Measures to their GAAP Counterparts in Appendix (b) From continuing operations Dollars in Millions, except EPS data Operating Profit Margin Increase in Basis Points Q1 FY 2012 Q1 FY 2013 Q1 FY2012 0.66$ EBIT 0.04 Translational FX (0.03) Tax Rate & Sharecount 0.01 Q1 FY2013 0.68$ Pro forma EPS Bridge (b) Pro forma EPS(a) % Growth Q1 FY 2012 Q1 FY 2013 +3.0% +80 bps -0.1%

11 0% 30% 60% Q1 Q1 0% 25% 50 Q1 Q1 12.5% Gross Margin Segment Margin Segment Performance Life Sciences Q1  GM impacted by FX headwinds. Favorable consumables mix partly offset.  SG&A ~ + 9% ex FX and +140 basis points as a % of sales 58.7% -40 bps 59.1% 23.3% -310 bps 26.4% Gross Margin Segment Margin Industrial Q1  Beneficial mix and systems margins drove improvement, partly offset by FX headwinds  SG&A ~ -11%, ex FX and -240 basis points as a % of sales – due to cost reduction programs FY 2012 FY 2013 Dollars in millions, 46.1% +110 bps 45.0% 16.1% +360 bps

12 Cash Flow and Working Capital Q1 FY13 Q1 FY12 Operating Cash Flow 39$ 78$ CapEx (23) (56) Free Cash Flow 16$ 22$ Other Significant Sources/(Uses) of Cash: Proceeds from sale of assets 536$ 20$ Acquisition of businesses - (28) Dividends (24) (20) Repayment under Financing Facilities (75) (70) Stock Buybacks (75) - Dollars in millions (a)Days in Cash Conversion Cycle = Days Sales Outstanding plus Days Inventory Outstanding less Days Payable Outstanding. Cash, net of debt, $291mm as of October 31, 2012 FY 2013 Sale of Blood Product Line

13 1.25 1.29 1.30 1.44 1.36 1.42 1.33 1.30 1.31 1.35 1.33 1.33 1.24 1.24 1.23 0.79 0.80 0.81 0.89 0.87 0.88 0.85 0.84 0.84 0.85 0.83 0.81 0.80 0.80 0.78 0.70 1.15 1.60 Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul € to USD FY13 € to USD FY12 € to GBP FY13 € to GBP FY12 FX Risk US D a n d G BP Eq u iv a le nt of Eur o Currency Pair Analysis  We continue to have significant transactional FX exposure, primarily due to our Euro- denominated sales − whose cost is largely denominated in GBP  Total Gross Profit impact of FX: Q1 2013: ~ (-$7mm)  We have taken steps to mitigate this risk by hedging ~ 50% of our 2013E Euro/GBP net cash flows FX impacts Pall on a transactional and translational basis

14 FY 2013 Business Outlook Americas Europe Asia BioPharm Medical MicroE Process Aerospace F&B Current Expectation(1)  Life Sciences continues to perform  Industrial end-market weakness generally  MicroE recovery delayed Better Neutral Worse (1) Compared to original expectation

15 Overall Revenue  Flat to low single-digit growth Pro Forma EPS  $2.95 – $3.15  Represents growth of 5% – 13%  Negative FX impact of 8% FY 2013 Business Outlook (cont’d) Segment Sales  Life Sciences: Mid to high single-digit growth  Industrial: Low to mid single-digit decline Cash Flow  CapEx: ~$100 – 125mm  Operating cash flow: ~$375 – 415mm  Free cash flow: ~$250 – 285mm GDP estimates are on a nominal basis Dollars in millions, except EPS, sales changes exclude FX Reasonable performance given Pall Industrial decline and FX impact

Better Lives. Better Planet.SM This presentation is the Confidential work product of Pall Corporation and no portion of this presentation may be copied, published, performed, or redistributed without the express written authority of a Pall corporate officer © 2012 Pall Corporation © 2012 Pall Corporation Appendix

17 Appendix: Q1 Earnings and FY 2013 Estimates from Continuing Operations Reconciliation of Non-GAAP Financial Measures Diluted EPS from continuing operations as reported 0.77$ 0.51$ 3.14$ Discrete Items: ROTC after pro forma tax effect 0.03 0.15 0.03 Tax Adjustments (0.09) - (0.09) Interest Adjustments after pro forma tax effect (0.03) - (0.03) Total discrete items (0.09) 0.15 (0.09) Pro forma diluted EPS 0.68$ 0.66$ 3.05$ FY 2013 (Estimates at Midpoint) Q1 FY13 Q1 FY12

18 Appendix: Q1 Life Sciences Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q1 FY13 Q1 FY13 Estimated Impact of FX Q1 FY13 Estimate Excluding FX Q1 FY12 % Change Excluding FX Consumables Sales: BioPharmaceuticals 187.2$ (8.4)$ 195.6$ 182.9$ 7.0% Food & Beverage 41.6 (2.2) 43.8 45.2 -3.1% Medical 47.6 (1.9) 49.5 49.7 -0.5% Consumables Total $ 276.4 (12.5)$ 288.9$ $ 277.8 4.0% Systems Sales: BioPharmaceuticals $ 15.3 (0.5)$ 15.8$ 13.1$ 21.0% F od & Beverage 8.1 (0.4) 8.5 10.9 -22.5% Medical 0.2 - 0.2 - - Systems Total $ 23.6 (0.9)$ 24.5$ $ 24.0 2.1% Total Life Sciences 300.0$ (13.4)$ 313.4$ 301.8$ 3.8% Dollars in millions

19 Appendix: Q1 Industrial Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures Q1 FY13 Q1 FY13 Estimated Impact of FX Q1 FY13 Estimate Excluding FX Q1 FY12 % Change Excluding FX Consumables Sales: Process Technologies 150.0$ (5.3)$ 155.3$ 161.0$ -3.6% Aerospace 55.9 (1.0) 56.9 55.5 2.7% Microelectronics 70.2 (1.4) 71.6 77.2 -7.3% Consumables Total 276.1$ $ (7.7) 283.8$ $ 293.7 -3.4% Systems Sales: Process Technologies $ 48.5 (1.8)$ 50.3$ 53.2$ -5.5% Aerospace 2.5 - 2.5 1.2 116.9% Microelectronics 0.5 - 0.5 1.4 -62.6% Systems Total 51.5$ $ (1.8) 53.3$ $ 55.8 -4.3% Total Industrial 327.6$ (9.5)$ 337.1$ 349.5$ -3.5% Dollars in millions

20 Appendix: Q1 Sales by Segment and Region Reconciliation of Non-GAAP Financial Measures Q1 FY13 Q1 FY13 Estimated Impact of FX Q1 FY13 Estimate Excluding FX Q1 FY12 % Change Excluding FX Life Sciences Sales: Americas 97.8$ (0.7)$ 98.5$ 90.7$ 8.6% Europe 143.7 (11.5) 155.2 153.9 0.8% Asia 58.5 (1.2) 59.7 57.2 4.4% Life Sciences Total $ 300.0 (13.4)$ 313.4$ $ 301.8 3.8% Industrial Sales: Americas 104.6$ (0.8)$ 105.4$ 109.1$ -3.4% Europe 98.7 (7.7) 106.4 99.1 7.4% Asia 124.3 (1.0) 125.3 141.3 -11.3% Industrial Total $ 327.6 (9.5)$ 337.1$ $ 349.5 -3.5% Total Pall 627.6$ (22.9)$ 650.5$ 651.3$ -0.1% Dollars in millions

21 Appendix: Q1 Orders by Technology Reconciliation of Non-GAAP Financial Measures Dollars in millions Q1 FY13 Q1 FY13 Estimated Impact of FX Q1 FY13 Estimate Excluding FX Q1 FY12 % Change Excluding FX Life Sciences Orders: Consumables 288.8$ (13.2)$ 302.0$ 281.4$ 7.3% Systems 21.4 (0.9) 22.3 27.0 -17.7% Life Sciences Total 310.2$ (14.1)$ 324.3$ 308.4$ 5.1% Industrial Orders: C nsumables 257.5$ (8.0)$ 265.5$ 297.2$ -10.6% Systems 44.9 (0.8) 45.7 61.8 -26.0% Industrial Total 302.4$ (8.8)$ 311.2$ 359.0$ -13.3% Total Pall 612.6$ (22.9)$ 635.5$ 667.4$ -4.8%

22 Appendix: Q1 Operating Profit Reconciliation of Non-GAAP Financial Measures Operating Profit Q1 FY13 Q1 FY12 Life Sciences segment profit 69.8$ 79.7$ Industrial segment profit 52.8 43.6 Total segment profit 122.6$ 123.3$ General corporate expenses (14.1) (15.7) Ope ating profit 108.5$ 107.6$ % of Sales 17.3% 16.5% ROTC (4.3) (23.0) Interest (expense)/income, net 0.6 (5.9) Earnings before income taxes 104.8$ 78.7$ Dollars in millions

Better Lives. Better Planet.SM This presentation is the Confidential work product of Pall Corporation and no portion of this presentation may be copied, published, performed, or redistributed without the express written authority of a Pall corporate officer © 2012 Pall Corporation © 2012 Pall Corporation www.pall.com/green